Exhibit 32.2
Section 1350 Certification of Principal Financial Officer
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of I-Sector Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2005 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Brian Fontana, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ BRIAN FONTANA
Brian Fontana, Vice President
and Chief Financial Officer
November 14, 2005